Putnam VT Multi-Asset Absolute Return Fund
The fund's portfolio
9/30/22 (Unaudited)

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (12.4%)(a)
	Principal amount	Value
U.S. Government Agency Mortgage Obligations (12.4%)
Uniform Mortgage-Backed Securities
5.00%, TBA, 10/1/52	$2,000,000	$1,945,937
4.50%, TBA, 10/1/52	1,000,000	951,406

		2,897,343

Total U.S. government and agency mortgage obligations (cost $3,020,644)		$2,897,343

COMMON STOCKS (8.6%)(a)
	Shares	Value
Basic materials (1.0%)
Anglo American Platinum, Ltd. (South Africa)	219	$15,378
Asian Paints, Ltd. (India)	1,051	43,109
Coromandel International, Ltd. (India)	1,567	19,002
Fertiglobe PLC (United Arab Emirates)	4,559	7,082
Inner Mongolia ERDOS Resources Co., Ltd. Class B (China)	20,100	38,049
Northam Platinum Holdings, Ltd. (South Africa)(NON)	988	8,527
United Tractors Tbk PT (Indonesia)	10,300	22,123
Vale SA ADR (Brazil)	4,393	58,515
Vedanta, Ltd. (India)	5,883	19,272

		231,057
Capital goods (0.1%)
Haitian International Holdings, Ltd. (China)	5,000	9,409
Schaeffler India, Ltd. (India)	343	13,410

		22,819
Communication services (0.1%)
Hellenic Telecommunications Organization SA (Greece)	907	13,174
KT Corp. (South Korea)	236	5,947

		19,121
Consumer cyclicals (1.2%)
Astra International Tbk PT (Indonesia)	89,800	38,741
Cheil Worldwide, Inc. (South Korea)	729	11,490
China Yongda Automobiles Services Holdings, Ltd. (China)	12,000	6,415
Haier Smart Home Co., Ltd. Class H (China)	14,000	42,652
Kia Corp. (South Korea)	762	38,029
KOC Holding A/S (Turkey)	14,248	34,871
Maruti Suzuki India, Ltd. (India)	146	15,814
MultiChoice Group (South Africa)	1,684	10,717
Page Industries, Ltd. (India)	64	39,771
WalMart de Mexico (Walmex) SAB de CV (Mexico)	3,030	10,641
Zhongsheng Group Holdings, Ltd. (China)	6,500	25,557

		274,698
Consumer staples (0.6%)
Ambev SA (Brazil)	2,100	6,050
Arca Continental SAB de CV (Mexico)	5,595	40,286
Cencosud SA (Chile)	26,148	33,090
Coca-Cola Icecek AS (Turkey)	771	5,611
Grupo Bimbo SAB de CV Class A (Mexico)	1,966	6,909
Indofood Sukses Makmur Tbk PT (Indonesia)	13,000	5,125
JD.com, Inc. Class A (China)	1,885	47,599

		144,670
Energy (0.3%)
China Shenhua Energy Co., Ltd. (China)	13,000	38,574
Indo Tambangraya Megah Tbk PT (Indonesia)	11,200	30,385

		68,959
Financials (1.6%)
Agricultural Bank of China, Ltd. Class H (China)	128,000	38,173
Banco Bradesco SA (Preference) (Brazil)	9,317	34,267
Banco de Chile (Chile)	222,509	19,577
Cathay Financial Holding Co., Ltd. (Taiwan)	15,000	18,777
China Construction Bank Corp. Class H (China)	16,000	9,207
China Development Financial Holding Corp. (Taiwan)	72,000	27,011
China International Capital Corp., Ltd. Class H (China)	16,800	24,320
China Minsheng Banking Corp., Ltd. Class H (China)	43,500	12,453
CTBC Financial Holding Co., Ltd. (Taiwan)	56,000	34,835
FirstRand, Ltd. (South Africa)	567	1,887
Hana Financial Group, Inc. (South Korea)	1,204	29,571
Hong Leong Bank Bhd (Malaysia)	7,800	34,430
Hyundai Marine & Fire Insurance Co., Ltd. (South Korea)	396	8,072
Itausa SA (Brazil)	22,200	40,043
KB Financial Group, Inc. (South Korea)	1,050	31,805
Ping An Insurance Group Co. of China, Ltd. Class H (China)	500	2,486
Shin Kong Financial Holding Co., Ltd. (Taiwan)	18,000	4,635
Tisco Financial Group PCL (Thailand)	2,400	5,901

		377,450
Health care (0.4%)
Bangkok Dusit Medical Services PCL (Thailand)	4,600	3,567
Cipla, Ltd./India (India)	656	8,954
CSPC Pharmaceutical Group, Ltd. (China)	38,000	37,314
Sun Pharmaceutical Industries, Ltd. (India)	2,942	34,266

		84,101
Technology (2.8%)
Alibaba Group Holding, Ltd. (China)(NON)	9,028	90,559
Baidu, Inc. Class A (China)(NON)	2,050	30,251
Hon Hai Precision Industry Co., Ltd. (Taiwan)	14,000	44,695
Infosys, Ltd. (India)	3,061	52,452
Lenovo Group, Ltd. (China)	46,000	31,601
LG Innotek Co., Ltd. (South Korea)	160	30,179
NetEase, Inc. (China)	2,800	42,520
Samsung Electronics Co., Ltd. (South Korea)	2,533	93,071
Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)	1,957	134,169
Tata Consultancy Services, Ltd. (India)	1,336	48,851
Tencent Holdings, Ltd. (China)	1,500	50,658
United Microelectronics Corp. (Taiwan)	11,000	12,353

		661,359
Transportation (0.3%)
COSCO SHIPPING Holdings Co., Ltd. Class H (China)	13,350	15,601
Evergreen Marine Corp. Taiwan, Ltd. (Taiwan)	5,200	23,707
Hyundai Glovis Co., Ltd. (South Korea)	303	34,112
International Container Terminal Services, Inc. (Philippines)	530	1,417

		74,837
Utilities and power (0.2%)
CPFL Energia SA (Brazil)	5,800	36,299
Glow Energy PCL (Thailand)(NON)(F)	700	—

		36,299

Total common stocks (cost $2,233,575)		$1,995,370

INVESTMENT COMPANIES (7.9%)(a)
	Shares	Value
Consumer Staples Select Sector SPDR Fund(S)	4,810	$320,971
Energy Select Sector SPDR Fund	8,797	633,560
Materials Select Sector SPDR Fund	4,237	288,158
Real Estate Select Sector SPDR Fund	8,164	293,986
Utility Select Sector SPDR Fund(S)	4,823	315,955

Total investment companies (cost $2,013,254)		$1,852,630

COMMODITY LINKED NOTES (6.3%)(a)(CLN)
	Principal amount	Value
BofA Finance LLC 144A sr. unsec. unsub. notes, compound SOFR less 0.05%, 3/7/23 (Indexed to the BofA Merrill Lynch Commodity MLBX4SX6 Excess Return Strategy multiplied by 3)	$380,000	$381,422
Citigroup Global Markets Holdings, Inc. sr. notes Ser. N, compound SOFR, 3/27/23 (Indexed to the Citi Commodities F3 vs F0 - 4x Leveraged Index multiplied by 3)	419,000	440,739
Citigroup Global Markets Holdings, Inc. 144A sr. notes, zero %, 11/28/22 (Indexed to the Citi Cross-Asset Trend 10% Vol Index multiplied by 3)	122,000	198,660
Goldman Sachs International 144A notes zero %, 3/31/23 (Indexed to the S&P GSCI Excess Return Index multiplied by 3)	195,000	154,404
Citigroup Global Markets Holdings, Inc. sr. notes Ser. N, zero %, 3/7/23 (Indexed to the S&P GSCI Light Energy Excess Return Index multiplied by 3)	310,000	297,702

Total commodity Linked Notes (cost $1,426,000)		$1,472,927

MORTGAGE-BACKED SECURITIES (2.5%)(a)
	Principal amount	Value
Agency collateralized mortgage obligations (1.6%)
Federal Home Loan Mortgage Corporation
REMICs Ser. 4964, Class IA, IO, 4.50%, 3/25/50	$55,988	$14,532
REMICs Ser. 4193, Class PI, IO, 4.00%, 3/15/43	13,589	1,875
REMICs IFB Ser. 4752, Class PS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.20%), 3.382%, 11/15/47	22,758	2,624
REMICs Ser. 5082, Class IQ, IO, 3.00%, 3/25/51	158,349	24,544
REMICs Ser. 4801, Class IG, IO, 3.00%, 6/15/48	14,284	2,105
REMICs Ser. 4206, Class IP, IO, 3.00%, 12/15/41	13,817	1,523
Federal National Mortgage Association
REMICs Ser. 16-3, Class NI, IO, 6.00%, 2/25/46	24,997	4,543
REMICs Ser. 15-30, IO, 5.50%, 5/25/45	83,186	14,080
REMICs Ser. 17-32, Class IP, IO, 4.50%, 5/25/47	41,832	8,289
REMICs Ser. 20-47, Class ID, IO, 4.00%, 7/25/50	83,920	15,962
REMICs IFB Ser. 13-130, Class SD, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.60%), 3.516%, 1/25/44	27,478	3,311
REMICs Ser. 12-136, Class PI, IO, 3.50%, 11/25/42	6,573	350
REMICs IFB Ser. 17-108, Class SA, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.15%), 3.066%, 1/25/48	44,105	5,223
REMICs IFB Ser. 17-8, Class SB, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 3.016%, 2/25/47	61,803	5,371
REMICs IFB Ser. 16-65, Class CS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 3.016%, 9/25/46	38,409	3,064
REMICs Ser. 12-151, Class PI, IO, 3.00%, 1/25/43	17,518	2,236
REMICs Ser. 13-35, Class PI, IO, 3.00%, 2/25/42	23,993	691
REMICs Ser. 13-31, Class NI, IO, 3.00%, 6/25/41	3,765	35
REMICs IFB Ser. 20-16, Class SG, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 2.966%, 3/25/50	42,291	4,481
REMICs IFB Ser. 16-88, Class SK, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.00%), 2.916%, 12/25/46	57,293	5,335
REMICs IFB Ser. 17-74, Class SA, IO, ((-1 x ICE LIBOR USD 1 Month) + 5.75%), 2.666%, 10/25/47	161,083	11,723
Government National Mortgage Association
Ser. 14-184, Class DI, IO, 5.50%, 12/16/44	77,243	15,265
Ser. 16-150, Class I, IO, 5.00%, 11/20/46	45,738	9,138
Ser. 18-127, Class ID, IO, 5.00%, 7/20/45	18,045	2,701
Ser. 14-146, Class EI, IO, 5.00%, 10/20/44	21,526	4,521
Ser. 14-163, Class NI, IO, 5.00%, 2/20/44	14,660	2,338
Ser. 11-116, Class IB, IO, 5.00%, 10/20/40	74	6
Ser. 10-20, Class UI, IO, 5.00%, 2/20/40	14,459	3,012
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	20,713	4,421
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	15,108	3,173
Ser. 15-105, Class LI, IO, 5.00%, 10/20/39	21,796	4,299
Ser. 18-153, Class AI, IO, 4.50%, 9/16/45	106,430	19,956
Ser. 15-80, Class IA, IO, 4.50%, 6/20/45	28,866	5,600
Ser. 15-167, Class BI, IO, 4.50%, 4/16/45	24,656	4,843
Ser. 13-20, Class QI, IO, 4.50%, 12/16/42	25,272	2,977
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	5,332	1,026
Ser. 15-99, Class LI, IO, 4.00%, 7/20/45	3,791	422
Ser. 15-53, Class MI, IO, 4.00%, 4/16/45	31,520	5,998
Ser. 15-187, Class JI, IO, 4.00%, 3/20/45	29,693	4,763
Ser. 13-24, Class PI, IO, 4.00%, 11/20/42	11,151	1,451
IFB Ser. 10-125, Class SD, ((-1 x ICE LIBOR USD 1 Month) + 6.68%), 3.741%, 1/16/40	90,342	6,902
Ser. 16-75, Class EI, IO, 3.50%, 8/20/45	12,425	1,514
Ser. 15-24, Class IA, IO, 3.50%, 2/20/45	16,755	1,977
Ser. 13-100, Class MI, IO, 3.50%, 2/20/43	4,346	341
Ser. 13-79, Class XI, IO, 3.50%, 11/20/39	10,150	462
Ser. 13-6, Class AI, IO, 3.50%, 8/20/39	39,635	2,497
IFB Ser. 18-91, Class SJ, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.25%), 3.236%, 7/20/48	47,923	4,291
IFB Ser. 18-104, Class SD, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.20%), 3.186%, 8/20/48	29,976	2,582
IFB Ser. 13-129, Class SN, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.15%), 3.136%, 9/20/43	9,432	711
IFB Ser. 20-33, Class SA, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 3.086%, 3/20/50	93,038	10,300
IFB Ser. 19-121, Class DS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 3.086%, 8/20/49	29,066	2,465
IFB Ser. 11-17, Class S, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 3.036%, 2/20/41	20,369	1,890
Ser. 20-173, Class MI, IO, 2.50%, 11/20/50	193,926	25,635
Ser. 17-H02, Class BI, IO, 2.432%, 1/20/67(WAC)	84,959	2,975
Ser. 17-H06, Class BI, IO, 2.362%, 2/20/67(WAC)	63,457	3,504
Ser. 15-H20, Class CI, IO, 2.123%, 8/20/65(WAC)	101,787	5,486
FRB Ser. 15-H16, Class XI, IO, 2.115%, 7/20/65(WAC)	56,162	2,510
Ser. 15-H24, Class HI, IO, 2.092%, 9/20/65(WAC)	80,089	1,519
Ser. 15-H15, Class JI, IO, 1.812%, 6/20/65(WAC)	164,905	8,410
Ser. 18-H05, Class AI, IO, 1.796%, 2/20/68(WAC)	75,889	5,265
Ser. 15-H19, Class NI, IO, 1.743%, 7/20/65(WAC)	106,659	4,778
Ser. 15-H10, Class CI, IO, 1.652%, 4/20/65(WAC)	96,529	4,826
Ser. 15-H09, Class BI, IO, 1.505%, 3/20/65(WAC)	120,360	4,398
Ser. 15-H25, Class AI, IO, 1.447%, 9/20/65(WAC)	169,723	6,399
FRB Ser. 16-H16, Class DI, IO, 1.425%, 6/20/66(WAC)	53,073	2,439
Ser. 15-H25, Class BI, IO, 0.592%, 10/20/65(WAC)	142,422	5,512
Ser. 15-H09, Class AI, IO, 0.334%, 4/20/65(WAC)	117,641	2,899
Ser. 16-H02, Class BI, IO, 0.239%, 11/20/65(WAC)	175,188	9,600
Ser. 14-H21, Class AI, IO, 0.203%, 10/20/64(WAC)	113,534	3,910
Ser. 16-H03, Class AI, IO, 0.125%, 1/20/66(WAC)	77,883	2,342
Ser. 16-H04, Class KI, IO, 0.043%, 2/20/66(WAC)	57,761	1,146

		367,292
Commercial mortgage-backed securities (0.2%)
GS Mortgage Securities Trust 144A FRB Ser. 14-GC24, Class D, 4.665%, 9/10/47(WAC)	27,000	18,984
JPMBB Commercial Mortgage Securities Trust 144A FRB Ser. 13-C14, Class E, 4.699%, 8/15/46(WAC)	16,000	12,693
JPMorgan Chase Commercial Mortgage Securities Trust Ser. 06-LDP9, Class AMS, 5.337%, 5/15/47	8,403	7,587
UBS-Barclays Commercial Mortgage Trust 144A Ser. 12-C2, Class F, 5.00%, 5/10/63(WAC)	17,000	—
WF-RBS Commercial Mortgage Trust 144A
Ser. 11-C3, Class E, 5.00%, 3/15/44(WAC)	30,000	1,074
Ser. 12-C7, Class F, 4.50%, 6/15/45 (In default)(NON)(WAC)	99,439	1

		40,339
Residential mortgage-backed securities (non-agency) (0.8%)
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 07-AR5, Class 1A1A, 3.027%, 4/25/37(WAC)	18,129	15,778
Countrywide Home Loans Mortgage Pass-Through Trust FRB Ser. 05-3, Class 1A1, (ICE LIBOR USD 1 Month + 0.62%), 3.704%, 4/25/35	4,517	3,876
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA2, Class M2, (ICE LIBOR USD 1 Month + 3.10%), 6.184%, 3/25/50	7,489	7,590
Seasoned Credit Risk Transfer Trust Ser. 19-4, Class M, 4.50%, 2/25/59(WAC)	29,000	24,998
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1B, (ICE LIBOR USD 1 Month + 12.25%), 15.334%, 9/25/28	59,558	66,435
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2, (ICE LIBOR USD 1 Month + 5.70%), 8.784%, 4/25/28	8,190	8,480
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2B1, (ICE LIBOR USD 1 Month + 5.50%), 8.584%, 9/25/29	10,000	10,579
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 20-R01, Class 1B1, (ICE LIBOR USD 1 Month + 3.25%), 6.334%, 1/25/40	10,000	9,414
Connecticut Avenue Securities Trust FRB Ser. 22-R02, Class 2M2, (US 30 Day Average SOFR + 3.00%), 5.281%, 1/25/42	22,000	20,084
WaMu Mortgage Pass-Through Certificates Trust FRB Ser. 04-AR12, Class A2B, (ICE LIBOR USD 1 Month + 0.92%), 4.004%, 10/25/44	9,321	8,675

		175,909

Total mortgage-backed securities (cost $797,046)		$583,540

WARRANTS (0.7%)(a)(NON)
	Expiration date	Strike Price	Warrants	Value
Bank of Jiangsu Co., Ltd. 144A (China)	11/28/23	$0.00	37,344	$39,056
Chongqing Zhifei Biological Products Co., Ltd. 144A (China)	6/30/23	0.00	2,400	29,159
ENN Natural Gas Co., Ltd. 144A (China)	9/22/23	0.00	12,296	32,080
Inner Mongolia Yuan Xing Energy Co., Ltd. 144A (China)	6/30/23	0.00	9,700	10,131
Shaanxi Coal Industry Co., Ltd. 144A (China)	8/21/23	0.00	3,800	12,163
Shenzhen Mindray Bio-Medical Electronics Co., Ltd. 144A (China)	1/27/23	0.00	700	29,421

Total warrants (cost $173,834)				$152,010

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (0.4%)(a)
	Principal amount	Value
Mexico (Government of) sr. unsec. bonds 5.55%, 1/21/45 (Mexico)	$35,000	$29,949
Uruguay (Oriental Republic of) sr. unsec. unsub. notes 4.375%, 10/27/27 (Uruguay)	$70,000	68,950

Total foreign government and agency bonds and notes (cost $108,896)		$98,899

CORPORATE BONDS AND NOTES (0.3%)(a)
	Principal amount	Value
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	$20,000	$19,039
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 6.25%, 3/17/24 (Brazil)	21,000	21,105
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 6.70%, 2/16/32 (Mexico)	30,000	21,049

Total corporate bonds and notes (cost $69,542)		$61,193

ASSET-BACKED SECURITIES (0.2%)(a)
	Principal amount	Value
1Sharpe Mortgage Trust 144A FRB Ser. 20-1, Class NOTE, (ICE LIBOR USD 3 Month + 2.90%), 3.025%, 7/25/24	$21,920	$21,865
Station Place Securitization Trust 144A FRB Ser. 22-3, Class A1, (CME Term SOFR 1 Month + 1.25%), 4.314%, 5/29/23	15,000	15,000

Total asset-backed securities (cost $36,920)		$36,865

UNITS (0.0%)(a)
	Units	Value
Banco BTG Pactual SA (Brazil)	1,800	$8,279

Total units (cost $9,061)		$8,279

SHORT-TERM INVESTMENTS (74.8%)(a)
		Principal amount/shares	Value
Interest in $416,200,000 joint tri-party repurchase agreement dated 9/30/2022 with Citigroup Global Markets, Inc. due 10/3/2022 - maturity value of $6,731,711 for an effective yield of 3.050% (collateralized by Agency Mortgage-Backed Securities with coupon rates ranging from 2.000% to 6.500% and due dates ranging from 6/20/2052 to 7/20/2052, valued at $424,524,000)		$6,730,000	$6,730,000
Putnam Cash Collateral Pool, LLC 3.06%(AFF)	Shares	591,852	591,852
Putnam Short Term Investment Fund Class P 3.11%(AFF)	Shares	9,500,000	9,500,000
State Street Institutional U.S. Government Money Market Fund, Premier Class 2.94%(P)	Shares	210,000	210,000
U.S. Treasury Bills 2.800%, 11/8/22(SEG)(SEGSF)(SEGCCS)		$300,000	299,187
U.S. Treasury Bills 2.890%, 11/15/22(SEGSF)		100,000	99,662

Total short-term investments (cost $17,430,626)			$17,430,701
TOTAL INVESTMENTS

Total investments (cost $27,319,398)			$26,589,757

FUTURES CONTRACTS OUTSTANDING at 9/30/22 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
S&P 500 Index E-Mini (Short)	6	$1,075,686	$1,080,450	Dec-22	$145,392
U.S. Treasury Note 2 yr (Short)	10	2,053,906	2,053,906	Dec-22	31,618
U.S. Treasury Note 10 yr (Long)	53	5,939,313	5,939,313	Dec-22	(265,947)

Unrealized appreciation					177,010

Unrealized (depreciation)					(265,947)

Total					$(88,937)

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 9/30/22 (Unaudited)
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/Maturity date	Expiration date/strike	Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Bank of America N.A.
(1.275)/3 month USD-LIBOR-ICE/Mar-50 (Purchased)	Mar-30/1.275	$4,900	$(638)	$663
1.275/3 month USD-LIBOR-ICE/Mar-50 (Purchased)	Mar-30/1.275	4,900	(638)	(362)
Citibank, N.A.
(2.795)/US SOFR/Oct-32 (Purchased)	Oct-22/2.795	441,000	(8,996)	18,977
2.795/US SOFR/Oct-32 (Purchased)	Oct-22/2.795	441,000	(8,996)	(8,873)
Goldman Sachs International
(2.8175)/3 month USD-LIBOR-ICE/Mar-47 (Purchased)	Mar-27/2.8175	1,700	(215)	29
2.8175/3 month USD-LIBOR-ICE/Mar-47 (Purchased)	Mar-27/2.8175	1,700	(215)	(70)

Unrealized appreciation				19,669

Unrealized (depreciation)				(9,305)

Total				$10,364

TBA SALE COMMITMENTS OUTSTANDING at 9/30/22 (proceeds receivable $1,740,898) (Unaudited)
Agency	Principal amount	Settlement date	Value
Uniform Mortgage-Backed Securities, 2.50%, 10/1/52	$1,000,000	10/13/22	$839,141
Uniform Mortgage-Backed Securities, 2.00%, 10/1/52	1,000,000	10/13/22	809,156

Total			$1,648,297

	CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/22 (Unaudited)
	Notional amount		Value		Upfront premium received (paid)	Termi- nation date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
		$31,000	$5,516		$4	12/23/31	1.285% — Annually	US SOFR — Annually	$5,420
		5,000	539		—	12/24/26	US SOFR — Annually	1.096% — Annually	(525)
		4,000	712		(2)	12/24/31	1.285% — Annually	US SOFR — Annually	697
		6,000	1,845		1	12/24/51	US SOFR — Annually	1.435% — Annually	(1,816)
		9,400	2,146		—	2/24/52	US SOFR — Annually	1.86% — Annually	(2,088)
		3,700	726		(464)	6/22/52	2.3075% — Semiannually	3 month USD-LIBOR-ICE — Quarterly	242
		489,000	11,359	(E)	(3,034)	12/21/32	US SOFR — Annually	3.265% — Annually	(14,393)
		590,000	478	(E)	654	12/21/24	US SOFR — Annually	4.20% — Annually	176
		417,000	217	(E)	881	12/21/27	3.80% — Annually	US SOFR — Annually	1,098
		325,000	3,923	(E)	(1,527)	12/21/32	3.40% — Annually	US SOFR — Annually	2,396
		332,000	3,147	(E)	(2,770)	12/21/52	US SOFR — Annually	3.00% — Annually	(5,918)
		210,000	1,775		(3)	9/26/32	US SOFR — Annually	3.449% — Annually	(1,712)
		19,000	15		(1)	9/29/52	3.0575% — Annually	US SOFR — Annually	11
		20,000	4		(1)	9/29/52	3.0605% — Annually	US SOFR — Annually	—
		74,500	435		(1)	9/30/27	US SOFR — Annually	3.6865% — Annually	(428)
		74,500	442		(1)	9/30/27	US SOFR — Annually	3.6845% — Annually	(435)
		65,000	233		(1)	10/4/27	3.7375% — Annually	US SOFR — Annually	232
	AUD	125,000	1,731	(E)	(540)	12/21/32	4.21% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	1,191
	CAD	239,000	251	(E)	887	12/21/32	3.69% — Semiannually	3 month CAD-BA-CDOR — Semiannually	636
	CHF	211,000	1,230	(E)	1	12/21/32	Swiss Average Rate Overnight — Annually	2.01% — Annually	(1,229)
	EUR	222,000	10,100	(E)	(225)	12/21/32	2.624% — Annually	6 month EUR-EURIBOR — Semiannually	9,876
	GBP	45,000	4,393	(E)	(175)	12/21/32	Sterling Overnight Index Average — Annually	3.34% — Annually	(4,569)
	NOK	1,362,000	465	(E)	139	12/21/32	3.48% — Annually	6 month NOK-NIBOR-NIBR — Semiannually	604
	NZD	354,000	4,396	(E)	(472)	12/21/32	3 month NZD-BBR-FRA — Quarterly	4.175% — Semiannually	(4,868)
	SEK	2,272,000	4,424	(E)	(501)	12/21/32	2.925% — Annually	3 month SEK-STIBOR-SIDE — Quarterly	3,922

	Total				$(7,151)				$(11,480)
(E)	Extended effective date.

	OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/22 (Unaudited)
	Swap counterparty/ notional amount	Value	Upfront premium received (paid)	Termi- nation date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
	$5,433,642	$5,068,225	$—	9/20/23	(Secured Overnight Financing Rate plus 0.22%) — Monthly	A basket (MLFCF15) of common stocks — Monthly*	$(367,268)
	5,875	5,626	—	6/20/23	(Secured Overnight Financing Rate plus 1.00%) — Monthly	Al Rajhi Bank — Monthly	(249)
	13,528	13,247	—	6/20/23	(Secured Overnight Financing Rate plus 1.00%) — Monthly	Etihad Etisalat Co. — Monthly	(294)
	5,415,177	5,042,820	—	9/20/23	Secured Overnight Financing Rate plus 0.05% — Monthly	Russell 1000 Total Return Index — Monthly	375,802
	36,026	32,994	—	6/20/23	(Secured Overnight Financing Rate plus 1.00%) — Monthly	Sahara International Petrochemical Co. — Monthly	(3,052)
	8,273	8,202	—	6/20/23	(Secured Overnight Financing Rate plus 1.00%) — Monthly	Saudi Tadawul Group Holding — Monthly	(79)
	Barclays Bank PLC
	2,095,447	2,090,043	—	5/26/23	0.10% — Monthly	Buraschi Barclays Adaptive Trend Strategy - Ex-Commodities — Monthly	(5,421)
	Citibank, N.A.
	30,681	27,672	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Advance Auto Parts — Monthly	2,764
	26,772	24,257	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	AKAMI Technologies Inc — Monthly	2,533
	28,918	25,060	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Align Technology Inc. — Monthly	3,877
	78,407	62,590	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Array Technologies Inc. — Monthly	15,869
	6,365	5,293	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	B&G Foods Inc. — Monthly	907
	12,230	11,094	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Banc First Corp. — Monthly	1,094
	20,515	21,779	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Bausch Health Cos Inc. — Monthly	(1,251)
	21,478	22,389	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Beauty Health Co. — Monthly	(897)
	10,910	10,330	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Big Commerce Holdings Ser 1 — Monthly	587
	12,291	11,141	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Blackline Inc. — Monthly	1,155
	20,645	17,407	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Digital Turbine Inc. — Monthly	3,251
	18,343	17,225	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Doximity Inc Class A — Monthly	1,129
	2,482	2,049	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Ebix Inc. — Monthly	427
	26,347	23,380	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Energizer Holdings Inc. — Monthly	2,705
	11,626	10,855	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	F5 Inc. — Monthly	779
	9,555	11,671	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	FreshPet Inc. — Monthly	(2,109)
	30,149	31,107	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Gibraltar Industries Inc. — Monthly	(938)
	19,038	16,974	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Healthcare Services Group — Monthly	1,776
	42,464	38,998	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	INSULET Corp — Monthly	3,494
	16,422	15,716	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	iRobot Corp. — Monthly	717
	11,626	11,336	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Kornit Digital Ltd. — Monthly	297
	82,947	75,027	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	L3Harris Technologies Inc. — Monthly	7,571
	10,248	8,995	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Lending Club Corp. — Monthly	1,258
	19,901	14,982	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Lumen Technologies Inc. — Monthly	4,417
	32,097	31,281	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	MACOM Technology Solutions — Monthly	837
	9,017	7,876	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Mercury Systems Inc. — Monthly	1,147
	11,729	12,689	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	NCINO Inc. — Monthly	(954)
	9,941	8,084	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Newell Brands Inc. — Monthly	1,729
	9,034	10,089	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Palantir Technologies Inc - A — Monthly	(1,049)
	48,454	55,932	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Penumbra Inc. — Monthly	(7,446)
	33,507	32,243	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Premier Inc. Class A — Monthly	1,086
	64,351	61,065	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Ralph Lauren Corp. — Monthly	2,789
	17,680	17,326	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Sanmina-Sci Corp. — Monthly	365
	20,312	20,347	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Signify Health Inc. Class A — Monthly	(25)
	26,958	21,359	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Syneaos Health Inc. — Monthly	5,617
	74,093	71,618	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Tesla Inc. — Monthly	2,525
	22,333	20,097	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Universal Display Corp. — Monthly	2,189
	25,587	17,186	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Wayfair Inc. Class A — Monthly	8,243
	7,380	7,030	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	WD-40 Corp. — Monthly	355
	22,046	19,682	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Whirlpool Corp. — Monthly	2,123
	24,207	19,508	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Yeti Holdings Inc. — Monthly	4,715
	3,802	3,927	—	7/5/24	Secured Overnight Financing Rate minus 3.75% — Monthly	Zynex Inc. — Monthly	(131)
	Credit Suisse International
	1,254,986	1,127,358	—	11/2/22	Secured Overnight Financing Rate minus 0.05% — Monthly	MSCI Daily TR Net Emerging Markets USD — Monthly	129,614
	Goldman Sachs International
	5,836,035	5,802,193	—	12/15/25	(Secured Overnight Financing Rate plus 0.40%) — Monthly	A basket (GSGLPWDL) of common stocks — Monthly*	(23,203)
	5,656,592	5,594,094	—	12/15/25	Secured Overnight Financing Rate minus 0.25% — Monthly	A basket (GSGLPWDS) of common stocks — Monthly*	52,938
	5,200	3,769	—	12/15/25	Secured Overnight Financing Rate minus 0.28% — Monthly	Beyond Meat Inc. — Monthly	1,390
	17,229	13,313	—	12/15/25	Secured Overnight Financing Rate minus 0.28% — Monthly	Bloom Energy Corp. - A — Monthly	3,917
	2,018	1,961	—	12/15/25	(Secured Overnight Financing Rate plus 0.40%) — Monthly	Evraz PLC — Monthly	(58)
	219,330	219,030	—	12/15/25	(0.45%) — Monthly	Goldman Sachs Volatility Carry US Enhanced 3x Excess Return Strategy — Monthly††	(300)
	747,153	740,367	—	12/15/25	(0.45%) — Monthly	Goldman Sachs Volatility Carry US Series 85 Excess Return Strategy — Monthly††	(6,786)
	259,929	268,082	—	12/15/25	(0.30%) — Monthly	Goldman Sachs Volatility of Volatility Carry Excess Return Strategy — Monthly†	8,153
	614,724	625,384	—	12/15/25	(0.30%) — Monthly	Goldman Sachs Volatility of Volatility Carry Series 69 Excess Return Strategy — Monthly†	10,660
	4,003	3,899	—	12/15/25	Secured Overnight Financing Rate minus 18.00% — Monthly	Sillajen Inc. — Monthly	83
	JPMorgan Chase Bank N.A.
	1,001,837	929,059	—	7/21/23	(Secured Overnight Financing Rate plus 0.41%) — Monthly	A basket (JPCMPTFL) of common stocks — Monthly*	(73,044)
	UBS AG
	8,560,804	8,372,804	—	5/22/23	(Secured Overnight Financing Rate plus 0.35%) — Monthly	A basket (UBSPUSER) of common stocks — Monthly*	(187,533)
	1,240,753	1,114,572	—	11/2/22	Secured Overnight Financing Rate minus 0.07% — Monthly	MSCI Daily TR Net Emerging Markets USD — Monthly	128,128
	8,555,480	8,371,057	—	5/22/23	Secured Overnight Financing Rate plus 0.20% — Monthly	S&P 500 Total Return 4 Jan 1988 Index — Monthly	184,423

Upfront premium received			—	Unrealized appreciation			985,435

Upfront premium (paid)			—	Unrealized (depreciation)			(682,087)

		Total	$—			Total	$303,348
*	The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

A BASKET (MLFCF15) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
Apple, Inc.	Technology	2,570	$355,118	7.01%
Microsoft Corp.	Technology	929	216,376	4.27%
Alphabet, Inc. Class A	Technology	2,153	205,976	4.06%
Amazon.com, Inc.	Consumer cyclicals	1,405	158,821	3.13%
Procter & Gamble Co. (The)	Consumer staples	816	103,033	2.03%
Merck & Co., Inc.	Health care	1,081	93,096	1.84%
Coca-Cola Co. (The)	Consumer staples	1,634	91,543	1.81%
JPMorgan Chase & Co.	Financials	852	89,014	1.76%
CVS Health Corp.	Health care	870	82,970	1.64%
Eli Lilly and Co.	Health care	254	82,158	1.62%
Tesla, Inc.	Consumer cyclicals	285	75,672	1.49%
Accenture PLC Class A	Technology	290	74,597	1.47%
Philip Morris International, Inc.	Consumer staples	863	71,675	1.41%
Vertex Pharmaceuticals, Inc.	Health care	246	71,243	1.41%
Qualcomm, Inc.	Technology	629	71,031	1.40%
Booking Holdings, Inc.	Consumer cyclicals	41	67,999	1.34%
Abbott Laboratories	Health care	695	67,296	1.33%
AbbVie, Inc.	Health care	499	66,968	1.32%
Exxon Mobil Corp.	Energy	699	60,991	1.20%
Cadence Design Systems, Inc.	Technology	372	60,719	1.20%
NVIDIA Corp.	Technology	498	60,397	1.19%
General Dynamics Corp.	Capital goods	271	57,450	1.13%
Lockheed Martin Corp.	Capital goods	148	57,143	1.13%
Synopsys, Inc.	Technology	184	56,318	1.11%
Citigroup, Inc.	Financials	1,262	52,580	1.04%
Bristol-Myers Squibb Co.	Health care	735	52,231	1.03%
AutoZone, Inc.	Consumer cyclicals	24	52,000	1.03%
Intuit, Inc.	Technology	131	50,755	1.00%
Goldman Sachs Group, Inc. (The)	Financials	169	49,413	0.97%
Cisco Systems, Inc./Delaware	Technology	1,221	48,847	0.96%
Marathon Petroleum Corp.	Energy	467	46,355	0.91%
Pfizer, Inc.	Health care	1,041	45,552	0.90%
MetLife, Inc.	Financials	749	45,518	0.90%
eBay, Inc.	Technology	1,206	44,407	0.88%
Meta Platforms, Inc. Class A	Technology	306	41,534	0.82%
Cheniere Energy, Inc.	Energy	250	41,478	0.82%
CSX Corp.	Transportation	1,538	40,978	0.81%
Adobe, Inc.	Technology	147	40,489	0.80%
Ulta Beauty, Inc.	Consumer staples	99	39,557	0.78%
Wells Fargo & Co.	Financials	983	39,522	0.78%
AT&T, Inc.	Communication services	2,545	39,035	0.77%
Corteva, Inc.	Basic materials	654	37,363	0.74%
American Electric Power Co., Inc.	Utilities and power	421	36,390	0.72%
CF Industries Holdings, Inc.	Basic materials	361	34,761	0.69%
Targa Resources Corp.	Energy	575	34,690	0.68%
Uber Technologies, Inc.	Consumer staples	1,233	32,687	0.64%
Atlassian Corp.	Technology	154	32,424	0.64%
Fortive Corp.	Capital goods	540	31,503	0.62%
Verizon Communications, Inc.	Communication services	828	31,423	0.62%
Marathon Oil Corp.	Energy	1,389	31,360	0.62%

A BASKET (GSGLPWDL) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
Shell PLC (London Exchange) (United Kingdom)	Energy	1,487	$37,280	0.64%
Exxon Mobil Corp.	Energy	417	36,382	0.63%
FactSet Research Systems, Inc.	Consumer cyclicals	91	36,320	0.63%
Weyerhaeuser Co.	Basic materials	1,261	36,022	0.62%
Vinci SA (France)	Capital goods	441	35,934	0.62%
GoDaddy, Inc. Class A	Technology	506	35,860	0.62%
Keysight Technologies, Inc.	Technology	228	35,829	0.62%
Chevron Corp.	Energy	248	35,610	0.61%
Merck & Co., Inc.	Health care	411	35,438	0.61%
Secom Co., Ltd. (Japan)	Consumer cyclicals	618	35,362	0.61%
Kirin Holdings Co., Ltd. (Japan)	Consumer staples	2,293	35,278	0.61%
Cummins, Inc.	Capital goods	173	35,258	0.61%
MSCI, Inc.	Technology	84	35,243	0.61%
Aristocrat Leisure, Ltd. (Australia)	Consumer cyclicals	1,652	34,974	0.60%
ConocoPhillips	Energy	340	34,770	0.60%
Energias de Portugal (EDP) SA (Portugal)	Utilities and power	7,940	34,538	0.60%
PepsiCo, Inc.	Consumer staples	210	34,304	0.59%
Diageo PLC (United Kingdom)	Consumer staples	806	34,178	0.59%
SEI Investments Co.	Financials	696	34,144	0.59%
Hershey Co. (The)	Consumer staples	153	33,819	0.58%
Fortive Corp.	Capital goods	577	33,630	0.58%
Eiffage SA (France)	Basic materials	403	32,575	0.56%
Nitto Denko Corp. (Japan)	Basic materials	578	31,270	0.54%
Avery Dennison Corp.	Basic materials	190	30,898	0.53%
Moncler SpA (Italy)	Consumer cyclicals	731	30,356	0.52%
Hartford Financial Services Group, Inc. (The)	Financials	483	29,927	0.52%
Gilead Sciences, Inc.	Health care	483	29,819	0.51%
Lockheed Martin Corp.	Capital goods	76	29,318	0.51%
Leidos Holdings, Inc.	Technology	331	28,932	0.50%
AT&T, Inc.	Communication services	1,883	28,893	0.50%
Ferrari NV (Italy)	Consumer cyclicals	152	28,631	0.49%
Textron, Inc.	Capital goods	489	28,494	0.49%
Garmin, Ltd.	Technology	354	28,437	0.49%
Agilent Technologies, Inc.	Technology	232	28,155	0.49%
Dropbox, Inc. Class A	Technology	1,344	27,847	0.48%
EXOR N.V.	Financials	432	27,727	0.48%
Airbnb, Inc. Class A	Consumer staples	259	27,252	0.47%
Camden Property Trust	Financials	227	27,084	0.47%
W.R. Berkley Corp.	Financials	417	26,929	0.46%
Colgate-Palmolive Co.	Consumer staples	383	26,874	0.46%
Panasonic Corp. (Japan)	Consumer cyclicals	3,720	26,075	0.45%
Chubb, Ltd.	Financials	143	26,057	0.45%
NetApp, Inc.	Technology	418	25,847	0.45%
Trimble Inc.	Technology	474	25,735	0.44%
Philip Morris International, Inc.	Consumer staples	309	25,663	0.44%
Valeo (France)	Consumer cyclicals	1,657	25,373	0.44%
Power Assets Holdings, Ltd. (Hong Kong)	Utilities and power	5,010	25,146	0.43%
Anglo American PLC (London Exchange) (United Kingdom)	Basic materials	821	25,081	0.43%
Marubeni Corp. (Japan)	Conglomerates	2,818	24,683	0.43%
Sealed Air Corp.	Basic materials	551	24,537	0.42%

A BASKET (GSGLPWDS) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
LVMH Moet Hennessy Louis Vuitton SA (France)	Consumer cyclicals	59	$35,259	0.63%
Air Liquide SA (France)	Basic materials	306	35,253	0.63%
Rollins, Inc.	Consumer cyclicals	989	34,300	0.61%
CGI Group, Inc. Class A (Canada)	Technology	456	34,295	0.61%
International Paper Co.	Basic materials	1,079	34,201	0.61%
Allianz SE (Germany)	Financials	216	34,174	0.61%
STERIS PLC	Health care	205	34,045	0.61%
Ingersoll Rand, Inc.	Capital goods	783	33,878	0.61%
Equifax, Inc.	Consumer cyclicals	197	33,759	0.60%
Reed Elsevier (United Kingdom)	Consumer cyclicals	1,371	33,720	0.60%
Visa, Inc. Class A	Financials	189	33,532	0.60%
AXA SA (France)	Financials	1,521	33,499	0.60%
SoftBank Corp. (Japan)	Communication services	3,341	33,388	0.60%
Waste Connections, Inc.	Capital goods	245	33,170	0.59%
Toyota Motor Corp. (Japan)	Consumer cyclicals	2,531	32,801	0.59%
Enel SpA (Italy)	Utilities and power	7,864	32,556	0.58%
Alexandria Real Estate Equities, Inc.	Financials	231	32,380	0.58%
Broadridge Financial Solutions, Inc.	Financials	224	32,303	0.58%
Moody's Corp.	Consumer cyclicals	133	32,272	0.58%
Masco Corp.	Consumer cyclicals	688	32,117	0.57%
Orange SA (France)	Communication services	3,494	31,667	0.57%
Sumitomo Mitsui Financial Group, Inc. (Japan)	Financials	1,127	31,348	0.56%
Imperial Brands PLC (United Kingdom)	Consumer staples	1,511	31,287	0.56%
NICE, Ltd. (Israel)	Communication services	164	31,205	0.56%
Monster Beverage Corp.	Consumer staples	355	30,846	0.55%
BlackRock, Inc.	Financials	55	30,539	0.55%
Realty Income Corp.	Financials	524	30,500	0.55%
Cooper Cos., Inc. (The)	Health care	114	30,169	0.54%
Enbridge, Inc. (Canada)	Utilities and power	806	29,892	0.53%
BNP Paribas SA (France)	Financials	697	29,766	0.53%
Prudential Financial, Inc.	Financials	335	28,698	0.51%
Aeon Co., Ltd. (Japan)	Consumer cyclicals	1,518	28,362	0.51%
Solvay SA (France)	Basic materials	362	28,256	0.51%
Heineken NV (Netherlands)	Consumer staples	320	28,202	0.50%
Mizuho Financial Group, Inc. (Japan)	Financials	2,547	27,498	0.49%
Bridgestone Corp. (Japan)	Consumer cyclicals	810	26,130	0.47%
S&P Global, Inc.	Consumer cyclicals	85	26,103	0.47%
Kubota Corp. (Japan)	Capital goods	1,885	26,097	0.47%
Swisscom AG (Switzerland)	Communication services	56	26,089	0.47%
Catalent, Inc.	Health care	359	25,992	0.46%
D.R. Horton, Inc.	Consumer cyclicals	382	25,752	0.46%
Hess Corp.	Energy	234	25,546	0.46%
Berkshire Hathaway, Inc. Class B	Financials	96	25,511	0.46%
Welltower, Inc.	Financials	384	24,670	0.44%
TransUnion	Consumer cyclicals	412	24,512	0.44%
Texas Pacific Land Corp.	Energy	14	24,472	0.44%
ORIX Corp. (Japan)	Financials	1,725	24,179	0.43%
Walt Disney Co. (The)	Consumer cyclicals	255	24,054	0.43%
Pioneer Natural Resources Co.	Energy	111	24,047	0.43%
Fastenal Co.	Consumer staples	522	24,031	0.43%

A BASKET (JPCMPTFL) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
Cardinal Health, Inc.	Health care	293	$19,516	2.10%
Trade Desk, Inc. (The) Class A	Consumer cyclicals	324	19,362	2.08%
Etsy, Inc.	Consumer staples	174	17,414	1.87%
DoubleVerify Holdings, Inc.	Technology	558	15,266	1.64%
Crowdstrike Holdings, Inc. Class A	Technology	88	14,547	1.57%
PulteGroup, Inc.	Consumer cyclicals	369	13,846	1.49%
Thor Industries, Inc.	Consumer cyclicals	191	13,351	1.44%
AZEK Co., Inc. (The)	Basic materials	803	13,340	1.44%
Carter's, Inc.	Consumer cyclicals	201	13,154	1.42%
Clorox Co. (The)	Consumer cyclicals	102	13,116	1.41%
UMW Holdings Corp.	Financials	4,382	12,839	1.38%
Driven Brands Holdings, Inc.	Consumer cyclicals	454	12,710	1.37%
Amedisys, Inc.	Health care	128	12,391	1.33%
DexCom, Inc.	Health care	153	12,307	1.32%
Enhabit, Inc.	Health care	873	12,254	1.32%
ChargePoint Holdings, Inc.	Capital goods	794	11,721	1.26%
Columbia Sportswear Co.	Consumer cyclicals	167	11,213	1.21%
Block, Inc. Class A	Consumer cyclicals	198	10,913	1.17%
AT&T, Inc.	Communication services	681	10,445	1.12%
Victoria's Secret & Co.	Consumer cyclicals	356	10,377	1.12%
Peloton Interactive, Inc. Class A	Consumer cyclicals	1,470	10,188	1.10%
Change Healthcare, Inc.	Health care	370	10,167	1.09%
Coty, Inc. Class A	Consumer staples	1,590	10,047	1.08%
Hayward Holdings, Inc.	Basic materials	1,124	9,970	1.07%
Tandem Diabetes Care, Inc.	Health care	203	9,710	1.05%
Gentex Corp.	Capital goods	390	9,290	1.00%
BWX Technologies, Inc.	Capital goods	180	9,090	0.98%
Timken Co. (The)	Basic materials	152	8,961	0.96%
Enphase Energy, Inc.	Energy	32	8,921	0.96%
Quanta Services, Inc.	Capital goods	69	8,800	0.95%
Advanced Micro Devices, Inc.	Technology	137	8,656	0.93%
Leggett & Platt, Inc.	Capital goods	260	8,646	0.93%
arista Networks, Inc.	Technology	76	8,534	0.92%
Boston Beer Co., Inc. Class A	Consumer staples	25	8,208	0.88%
Zoetis, Inc.	Health care	55	8,188	0.88%
Boston Scientific Corp.	Health care	207	8,025	0.86%
Lululemon Athletica, Inc. (Canada)	Consumer cyclicals	28	7,779	0.84%
Certara, Inc.	Health care	571	7,583	0.82%
Olaplex Holdings, Inc.	Consumer staples	781	7,461	0.80%
Darling Ingredients, Inc.	Consumer staples	113	7,451	0.80%
Ford Motor Co.	Consumer cyclicals	653	7,316	0.79%
Carvana Co.	Consumer cyclicals	360	7,302	0.79%
Deckers Outdoor Corp.	Consumer cyclicals	23	7,195	0.77%
Definitive Healthcare Corp.	Health care	457	7,103	0.76%
Monolithic Power Systems, Inc.	Technology	19	7,080	0.76%
Masimo Corp.	Health care	50	7,054	0.76%
Lockheed Martin Corp.	Capital goods	18	7,039	0.76%
Axon Enterprise, Inc.	Capital goods	60	6,958	0.75%
United Rentals, Inc.	Consumer cyclicals	26	6,919	0.74%
TopBuild Corp.	Basic materials	41	6,789	0.73%

A BASKET (UBSPUSER) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
Microsoft Corp.	Technology	2,893	$673,690	8.05%
Apple, Inc.	Technology	3,447	476,438	5.69%
Amazon.com, Inc.	Consumer cyclicals	2,641	298,411	3.56%
Alphabet, Inc. Class C	Technology	2,446	235,226	2.81%
Tesla, Inc.	Consumer cyclicals	694	184,058	2.20%
Union Pacific Corp.	Transportation	766	149,254	1.78%
Charles Schwab Corp. (The)	Financials	2,040	146,649	1.75%
UnitedHealth Group, Inc.	Health care	290	146,390	1.75%
Walmart, Inc.	Consumer cyclicals	1,120	145,227	1.73%
Danaher Corp.	Health care	557	143,869	1.72%
Bank of America Corp.	Financials	4,152	125,376	1.50%
Northrop Grumman Corp.	Capital goods	257	121,018	1.45%
Mastercard, Inc. Class A	Consumer cyclicals	421	119,565	1.43%
McKesson Corp.	Health care	337	114,506	1.37%
Regeneron Pharmaceuticals, Inc.	Health care	165	113,563	1.36%
O'Reilly Automotive, Inc.	Consumer cyclicals	158	111,288	1.33%
Merck & Co., Inc.	Health care	1,284	110,602	1.32%
American Tower Corp.	Communication services	503	107,891	1.29%
Visa, Inc. Class A	Financials	589	104,632	1.25%
Goldman Sachs Group, Inc. (The)	Financials	328	96,101	1.15%
Exxon Mobil Corp.	Energy	1,093	95,424	1.14%
Johnson Controls International PLC	Capital goods	1,884	92,718	1.11%
Thermo Fisher Scientific, Inc.	Health care	179	90,864	1.09%
Procter & Gamble Co. (The)	Consumer staples	708	89,401	1.07%
NVIDIA Corp.	Technology	735	89,195	1.07%
ConocoPhillips	Energy	859	87,923	1.05%
Cadence Design Systems, Inc.	Technology	531	86,773	1.04%
Meta Platforms, Inc. Class A	Technology	636	86,252	1.03%
JPMorgan Chase & Co.	Financials	792	82,791	0.99%
Elevance Health, Inc.	Health care	181	82,416	0.98%
Citigroup, Inc.	Financials	1,924	80,191	0.96%
Honeywell International, Inc.	Capital goods	470	78,535	0.94%
Corteva, Inc.	Basic materials	1,282	73,292	0.88%
Costco Wholesale Corp.	Consumer staples	155	73,235	0.87%
AbbVie, Inc.	Health care	528	70,834	0.85%
NRG Energy, Inc.	Utilities and power	1,841	70,465	0.84%
Qualcomm, Inc.	Technology	621	70,160	0.84%
Intuit, Inc.	Technology	181	70,049	0.84%
Home Depot, Inc. (The)	Consumer cyclicals	231	63,641	0.76%
Johnson & Johnson	Health care	382	62,411	0.75%
Accenture PLC Class A	Technology	237	61,049	0.73%
Texas Instruments, Inc.	Technology	371	57,450	0.69%
IQVIA Holdings, Inc.	Health care	303	54,944	0.66%
Chipotle Mexican Grill, Inc.	Consumer staples	35	52,901	0.63%
PNC Financial Services Group, Inc. (The)	Financials	350	52,311	0.62%
Nike, Inc. Class B	Consumer cyclicals	627	52,083	0.62%
Hilton Worldwide Holdings, Inc.	Consumer cyclicals	430	51,840	0.62%
Raytheon Technologies Corp.	Capital goods	631	51,628	0.62%
Valero Energy Corp.	Energy	473	50,562	0.60%
Deere & Co.	Capital goods	150	50,186	0.60%

	OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/22 (Unaudited)
	Swap counterparty/ referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
	Barclays Bank PLC
	CMBX NA BBB-.7 Index	BB-/P	$141	$25,000	$5,068	1/17/47	300 bp — Monthly	$(4,914)
	Citigroup Global Markets, Inc.
	CMBX NA BB.6 Index	CCC+/P	2,439	12,916	5,182	5/11/63	500 bp — Monthly	(2,732)
	CMBX NA BB.7 Index	B-/P	459	9,000	3,001	1/17/47	500 bp — Monthly	(2,534)
	Credit Suisse International
	CMBX NA A.6 Index	A-/P	(32)	18,231	1,860	5/11/63	200 bp — Monthly	(1,885)
	CMBX NA BBB-.7 Index	BB-/P	3,952	50,000	10,135	1/17/47	300 bp — Monthly	(6,158)
	CMBX NA BBB-.7 Index	BB-/P	7,909	107,000	21,689	1/17/47	300 bp — Monthly	(13,727)
	Goldman Sachs International
	CMBX NA A.6 Index	A-/P	309	3,772	385	5/11/63	200 bp — Monthly	(74)
	CMBX NA A.6 Index	A-/P	419	5,029	513	5/11/63	200 bp — Monthly	(92)
	CMBX NA A.6 Index	A-/P	1,018	12,573	1,282	5/11/63	200 bp — Monthly	(260)
	CMBX NA A.6 Index	A-/P	3,977	38,976	3,976	5/11/63	200 bp — Monthly	14
	CMBX NA BBB-.6 Index	B+/P	259	2,154	484	5/11/63	300 bp — Monthly	(224)
	CMBX NA BBB-.6 Index	B+/P	260	2,154	484	5/11/63	300 bp — Monthly	(223)
	CMBX NA BBB-.6 Index	B+/P	422	3,590	807	5/11/63	300 bp — Monthly	(383)
	CMBX NA BBB-.6 Index	B+/P	591	5,026	1,129	5/11/63	300 bp — Monthly	(536)
	CMBX NA BBB-.6 Index	B+/P	633	5,744	1,291	5/11/63	300 bp — Monthly	(655)
	CMBX NA BBB-.6 Index	B+/P	990	6,462	1,452	5/11/63	300 bp — Monthly	(458)
	CMBX NA BBB-.6 Index	B+/P	435	6,462	1,452	5/11/63	300 bp — Monthly	(1,013)
	CMBX NA BBB-.6 Index	B+/P	1,218	7,180	1,613	5/11/63	300 bp — Monthly	(392)
	CMBX NA BBB-.6 Index	B+/P	1,160	10,053	2,259	5/11/63	300 bp — Monthly	(1,093)
	CMBX NA BBB-.6 Index	B+/P	1,671	10,771	2,420	5/11/63	300 bp — Monthly	(743)
	CMBX NA BBB-.6 Index	B+/P	2,221	11,489	2,581	5/11/63	300 bp — Monthly	(354)
	CMBX NA BBB-.6 Index	B+/P	878	12,925	2,904	5/11/63	300 bp — Monthly	(2,020)
	CMBX NA BBB-.7 Index	BB-/P	695	8,000	1,622	1/17/47	300 bp — Monthly	(923)
	CMBX NA BBB-.7 Index	BB-/P	1,448	17,000	3,446	1/17/47	300 bp — Monthly	(1,989)
	CMBX NA BBB-.7 Index	BB-/P	1,481	20,000	4,054	1/17/47	300 bp — Monthly	(2,566)

Upfront premium received			34,985		Unrealized appreciation			14

Upfront premium (paid)			(32)		Unrealized (depreciation)			(45,948)

	Total		$34,953				Total	$(45,934)
*	Payments related to the referenced debt are made upon a credit default event.
**	Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
***	Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody's, Standard & Poor's or Fitch ratings are believed to be the most recent ratings available at September 30, 2022. Securities rated by Fitch are indicated by "/F." Securities rated by Putnam are indicated by "/P." The Putnam rating categories are comparable to the Standard & Poor’s classifications.

	OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/22 (Unaudited)
	Swap counterparty/ referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
	Citigroup Global Markets, Inc.
	CMBX NA BB.10 Index	$(329)	$3,000	$998	11/17/59	(500 bp) — Monthly	$667
	CMBX NA BB.10 Index	(313)	3,000	998	11/17/59	(500 bp) — Monthly	683
	CMBX NA BB.11 Index	(1,166)	9,000	2,002	11/18/54	(500 bp) — Monthly	828
	CMBX NA BB.11 Index	(283)	3,000	667	11/18/54	(500 bp) — Monthly	382
	CMBX NA BB.8 Index	(176)	966	363	10/17/57	(500 bp) — Monthly	186
	CMBX NA BB.9 Index	(3,716)	36,000	11,747	9/17/58	(500 bp) — Monthly	8,001
	CMBX NA BBB-.6 Index	(21,916)	84,010	18,877	5/11/63	300 bp — Monthly	(3,082)
	Credit Suisse International
	CMBX NA BB.10 Index	(801)	6,000	1,997	11/17/59	(500 bp) — Monthly	1,191
	CMBX NA BB.10 Index	(714)	6,000	1,997	11/17/59	(500 bp) — Monthly	1,278
	CMBX NA BB.7 Index	(300)	12,916	5,182	5/11/63	(500 bp) — Monthly	4,871
	CMBX NA BB.8 Index	(175)	966	363	10/17/57	(500 bp) — Monthly	187
	CMBX NA BB.9 Index	(1,504)	15,000	4,895	9/17/58	(500 bp) — Monthly	3,378
	Goldman Sachs International
	CMBX NA BB.7 Index	(7,439)	44,000	14,670	1/17/47	(500 bp) — Monthly	7,194
	CMBX NA BB.9 Index	(361)	3,000	979	9/17/58	(500 bp) — Monthly	615
	CMBX NA BB.9 Index	(357)	3,000	979	9/17/58	(500 bp) — Monthly	619
	JPMorgan Securities LLC
	CMBX NA BBB-.7 Index	(44,370)	189,000	38,310	1/17/47	(300 bp) — Monthly	(6,154)
	Merrill Lynch International
	CMBX NA BB.10 Index	(341)	6,000	1,997	11/17/59	(500 bp) — Monthly	1,650
	CMBX NA BB.11 Index	(3,460)	7,000	1,557	11/18/54	(500 bp) — Monthly	(1,909)
	CMBX NA BB.9 Index	(351)	9,000	2,937	9/17/58	(500 bp) — Monthly	2,579
	Morgan Stanley & Co. International PLC
	CMBX NA BB.10 Index	(315)	3,000	998	11/17/59	(500 bp) — Monthly	681
	CMBX NA BB.9 Index	(728)	6,000	1,958	9/17/58	(500 bp) — Monthly	1,225
	CMBX NA BB.9 Index	(364)	3,000	979	9/17/58	(500 bp) — Monthly	613
	CMBX NA BBB-.7 Index	(3,872)	38,000	7,703	1/17/47	(300 bp) — Monthly	3,812

Upfront premium received		—			Unrealized appreciation		40,640

Upfront premium (paid)		(93,351)			Unrealized (depreciation)		(11,145)

	Total	$(93,351)				Total	$29,495
*	Payments related to the referenced debt are made upon a credit default event.
**	Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

Key to holding's currency abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
Key to holding's abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.
FRB	Floating Rate Bonds: The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments
Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from July 1, 2022 through September 30, 2022 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $23,304,551.
(CLN)	The value of the commodity linked notes, which are marked to market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note's value relative to the change in the underlying index.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 6/30/22	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 9/30/22
Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$942,055	$21,359,562	$21,709,765	$5,879	$591,852
	Putnam Short Term Investment Fund**	9,968,560	9,500,000	9,968,560	71,090	9,500,000

	Total Short-term investments	$10,910,615	$30,859,562	$31,678,325	$76,969	$10,091,852
* The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund receives cash collateral, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC and there were no realized or unrealized gains or losses during the period.
# At the close of the reporting period, the fund received cash collateral of $591,852 for securities loaned. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $568,632.
** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $170,521.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $120,601.
(SEGCCS)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $35,899.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities' valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio.
(P)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
(WAC)	The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities and total return swap contracts taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Stripped securities: The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.
Repurchase agreements: The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $6,864,600 at the end of the reporting period, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
Options contracts: The fund used options contracts tto hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to enhance the return on a security owned, to gain exposure to securities and to manage downside risks.
The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.
Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.
Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap options contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.
For the fund's average contract amount on options contracts, see the appropriate table at the end of these footnotes.
Futures contracts: The fund used futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin”.
For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
Interest rate swap contracts: The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.
An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund's books. An upfront payment made by the fund is recorded as an asset on the fund's books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.
The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default.
For the fund's average notional amount on interest rate swap contracts, see the appropriate table at the end of these footnotes.
Total return swap contracts: The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.
To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default.
For the fund's average notional amount on total return swap contracts, see the appropriate table at the end of these footnotes.
Credit default contracts: The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.
In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.
In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.
For the fund's average notional amount on credit default contracts, see the appropriate table at the end of these footnotes.
TBA commitments: The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.
The fund may also enter into TBA sale commitments to hedge its portfolio positions to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.
TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.
Unsettled TBA commitments are valued at their fair value according to the procedures described under "Security valuation" above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund's custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund's portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund had a net liability position of $83,520 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $120,601 and may include amounts related to unsettled agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$96,564	$134,493	$—
Capital goods	—	22,819	—
Communication services	—	19,121	—
Consumer cyclicals	10,641	264,057	—
Consumer staples	86,335	58,335	—
Energy	—	68,959	—
Financials	99,788	277,662	—
Health care	3,567	80,534	—
Technology	134,169	527,190	—
Transportation	—	74,837	—
Utilities and power	36,299	—	—

Total common stocks	467,363	1,528,007	—
Asset-backed securities	—	36,865	—
Commodity linked notes	—	1,472,927	—
Corporate bonds and notes	—	61,193	—
Foreign government and agency bonds and notes	—	98,899	—
Investment companies	1,852,630	—	—
Mortgage-backed securities	—	583,540	—
U.S. government and agency mortgage obligations	—	2,897,343	—
Units	8,279	—	—
Warrants	—	152,010	—
Short-term investments	210,000	17,220,701	—

Totals by level	$2,538,272	$24,051,485	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$(88,937)	$—	$—
Forward premium swap option contracts	—	10,364	—
TBA sale commitments	—	(1,648,297)	—
Interest rate swap contracts	—	(4,329)	—
Total return swap contracts	—	303,348	—
Credit default contracts	—	41,959	—

Totals by level	$(88,937)	$(1,296,955)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund's net assets and were not considered a significant portion of the fund's portfolio.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Futures contracts (number of contracts)	90
Centrally cleared interest rate swap contracts (notional)	$5,100,000
OTC total return swap contracts (notional)	$46,900,000
Centrally cleared total return swap contracts (notional)	$1,100,000
OTC credit default contracts (notional)	$2,500,000
Centrally cleared credit default contracts (notional)	$390,000
Warrants (number of warrants)	94,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com